Third Quarter 2020 Financial Results Exhibit 99.2

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (COVID-19) pandemic, and also by the effectiveness of varying governmental responses in ameliorating the impact of the pandemic on our customers and the economies where they operate. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, the effects of the COVID19 pandemic on the domestic and global economy, as well as the effectiveness of actions of federal, state and local governments and agencies (including the Board of Governors of the Federal Reserve Board (FRB)) to mitigate its spread and economic impact, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, particularly with respect to the COVID-19 pandemic, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise. Forward–Looking Statements

Q3-20 Financial Highlights Performance reflects value of diversified financial services businesses Source: Company reports (1) For Non-GAAP measures, please refer to the Earnings Release dated October 27, 2020 and the Consolidated Financial Information, Footnote 9 – Non-GAAP Financial Measures At September 30, 2020 Total Assets $15.6 billion Loans (HFI) $9.8 billion PPP Loans $944.3 million Total Deposits $13.2 billion Banking Centers 187 Q3-20 Q2-20 Q3-19 Net Income $54.4 million $32.2 million $41.0 million EPS – Diluted $0.86 $0.51 $0.64 PTPP Income(1) $62.9 million $62.1 million $49.9 million ROAA 1.37% 0.83% 1.21% ROATCE 16.82% 10.32% 13.31% Dividends / Share $0.23 $0.23 $0.23 TCE/TA 8.68% 8.37% 9.53% Diversified business model provided stability in challenging economic environment; noninterest income increased 6.0% LQ Results reflect lower provision and expense for credit losses due to improved macroeconomic factors PPP loans totaled $970.0 million at September 30, 2020, before deferred fees and costs of $25.7 million Earnings Drivers LHFI (excl. PPP loans) increased $187.9 million, or 1.9%, from the prior quarter and $624.1 million, or 6.8%, Y-o-Y Pre-tax, pre-provision (PTPP) income(1) totaled $62.9 million, up 1.4% LQ and 26.0% Y-o-Y Profitable Revenue Generation Adjusted noninterest expense(1) totaled $114.6 million in the third quarter of 2020, an increase of 3.2% from the prior quarter, reflecting increases in salaries, commissions, and performance-based incentives Expense Management Allowance for credit losses represented 1.24% of loans held for investment and 593.72% of nonperforming loans, excluding individually evaluated loans Credit Quality Maintained strong capital levels with CET1 ratio of 11.36% and total risk-based capital ratio of 12.88% Board of Directors declared quarterly cash dividend of $0.23 per share Capital Management

Loans Held for Investment (LHFI) Portfolio Focus on profitable, credit-disciplined loan growth continued Source: Company reports (1) Percentages may not sum to 100% due to rounding. (2) During the first quarter of 2020, Trustmark reclassified $72.6 million of acquired loans to loans held for investment with the adoption of FASB ASC Topic 326. Reflects change excluding acquired loan reclass. Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $347.1 million with outstanding balances of $109.5 million – representing 1.11% of total LHFI – at September 30, 2020 At September 30, 2020, nonaccrual energy-related loans represented 10.05% of outstanding energy-related loans and 11 basis points of outstanding LHFI Dollar Change: $112 $160(2) $92 $188 LHFI ($ in millions) Change 9/30/20 LQ Y-o-Y Loans secured by real estate: Const., land dev. and other land loans $ 1,386 $ 109 $ 250 Secured by 1-4 family residential prop. 1,775 (38) (45) Secured by nonfarm, nonresidential prop. 2,708 97 265 Other real estate secured 888 3 219 Commercial and industrial loans 1,398 (15) (93) Consumer loans 161 (1) (16) State and other political subdivision loans 935 4 (43) Other loans 596 29 87 Total LHFI $ 9,848 $ 188 $ 624

Real Estate Secured Loan Portfolio Detail Source: Company reports (1) Multi-Family is included in Other Real Estate Secured Loans in Financials Focus on vertical construction with limited exposure to unimproved land and development Well-diversified product and geographical mix Balanced between non-owner and owner-occupied portfolios Virtually no REIT outstandings ($43 million) CRE Portfolio ($ in millions) As Reported % of CRE Portfolio 9/30/20 Lots, Development and Unimproved Land $ 253 7% 1-4 Family Construction 242 6% Other Construction 891 24% Total Construction, Land Development and Other Land Loans $ 1,386 37% Retail 415 11% Offices 257 7% Hotels/Motels 344 9% Industrial 216 6% Other (including REITs) 353 9% Total Non-owner Occupied & REITs $ 1,585 42% Multi-Family(1) 804 21% Total CRE $ 3,775 100% Owner-Occupied NonFarm, NonResidential ($ in millions) As Reported % of Owner- Occupied Portfolio 9/30/20 Offices $ 181 16% Churches 107 9% Industrial Warehouses 165 14% Health Care 128 11% Convenience Stores 121 10% Nursing Homes/Senior Living 182 16% Other 281 24% Total Owner-Occupied $ 1,165 100%

Commercial Loan Portfolio Detail Source: Company reports Portfolio includes commercial, financial intermediaries, agriculture production and non-profits Well-diversified portfolio with no single category exceeding 13% Small energy book and has never been an area of focused growth Virtually no regulatory defined higher risk commercial and industrial outstanding ($11 million) Commercial Portfolio ($ in millions) As Reported % of Commercial Portfolio 9/30/20 Finance & Insurance $ 256 13% Manufacturing 201 10% Health Care & Social Assistance 200 10% Retail Trade 174 9% Transportation & Warehousing 155 8% Real Estate & Rental & Leasing 152 8% Construction 136 7% Wholesale Trade 109 6% Professional, Scientific & Technical Services 84 4% Arts, Entertainment & Recreation 75 4% Information 45 2% All Other 365 19% Total $ 1,952 100%

COVID-19 Impacted Industries Restaurants $119 million Outstanding $131 million Exposure 337 Loans 1.20% of Portfolio Outstandings 85% Real Estate Secured Full-Service Restaurants - 35% Limited-Service Restaurants – 63% Other – 2% Hotels $380 million Outstanding $442 million Exposure 97 Loans 3.9% of Portfolio Outstandings 99% Real Estate Secured Experienced operators & carries secondary guarantor support 91% operate under a flag 83% operate under Marriott, Hilton, IHG & Hyatt Flags Retail (CRE) $473 million Outstanding $560 million Exposure 330 Loans 4.8% of Portfolio Outstandings 21% of book- stand-alone buildings with strong essential services tenants Additional 2% of book- national grocery store anchored Additional 19% of book-investment grade anchored centers Mall exposure in only one borrower-$5 million outstanding Energy $110 million Outstanding $347 million Exposure 127 Loans 1.11% of Portfolio Outstandings No loans where repayment or underlying security tied to realization of value from energy reserves Higher Risk C&I $11 million Outstanding $14 million Exposure 1 Borrower At September 30, 2020

COVID-19 Loan Portfolio Review During the third quarter, Trustmark conducted a review of significantly impacted borrowers who received one or more payment concessions and other borrowers in industries significantly impacted by COVID-19. Collectively, the review included borrowers with $1.8 billion in aggregate outstanding balances. Approximately 80% of borrowers receiving concessions were reviewed. Within the COVID-19 impacted industries, the review included the following: Category ($ in millions) Outstanding Balances Reviewed % of Category Hotels $ 366 96% Restaurants 102 86% Retail CRE 443 94% The review resulted in approximately $139 million of balances being downgraded to a criticized category. Criticized balances in COVID-19 impacted industries are detailed below: Category ($ in millions) Balances Moved to Criticized Hotels $ 68 Restaurants 5 Retail CRE 15

Allowance for Credit Losses Reserve relatively unchanged from prior quarter Source: Company reports Does not include allowance for off balance sheet credit exposures ($ in millions) Changes due to loan growth Quantitative changes due to significant improvement of the macroeconomic forecast Qualitative changes due to COVID-19 portfolio review Other changes including individually analyzed reserves, prepayment studies, etc. ACL 6/30/20 ACL 9/30/20

Credit Risk Management Solid asset quality metrics Allowance for credit losses represented 1.24% of loans held for investment and 593.72% of nonperforming loans, excluding individually evaluated loans Net recoveries totaled $1.1 million in the third quarter Other real estate declined 11.1% from the prior quarter and 49.2% year-over-year Source: Company reports Note: Unless noted otherwise, credit metrics exclude acquired loans, PPP loans and other real estate covered by FDIC loss-share agreement (1) NPLs excludes individually evaluated loans

Paycheck Protection Program (PPP) Source: Company reports (1) Does not include loans that have been funded and paid off at 9/30/20 At September 30, 20201 ($ in millions) Amount SBA Fee # of Loans Balance $50,000 and less 5% 6,576 $ 117.5 $50,000 - $150,000 5% 1,892 162.7 $150,000 and greater 1-5% 1,223 689.9 Gross PPP Loans 9,691 $ 970.0 Unamortized Net Loan Fees (25.7) Carrying Amount of PPP Loans $ 944.3

Attractive, Low-Cost Deposit Base Deposits totaled $13.2 billion at September 30, 2020, down $283.1 million linked-quarter, or 2.1%. However, deposits are up $2.0 billion, or 17.5%, year-over-year primarily reflecting the impact of additional customer liquidity associated with PPP loans and government stimulus payments. Cost of interest-bearing deposits in the second quarter totaled 0.31%, down 6 basis points from the prior quarter Source: Company reports (1) Percentages may not sum to 100% due to rounding Deposits ($ in millions) Change 9/30/20 LQ Y-o-Y Interest Checking $ 4,184 $ (414) $ 776 Noninterest Bearing DDA 3,964 83 900 Time Deposits 1,473 (39) (218) Savings 985 43 182 MMDA 2,617 44 328 Total Deposits $ 13,222 $(283) $ 1,968 $13,237

Income Statement Highlights – Net Interest Income Net interest income (FTE), excluding $6.7 million of interest and fees on PPP loans, totaled $102.4 million in the third quarter, resulting in a net interest margin of 3.05%. Including interest and fees on PPP loans, net interest income (FTE) totaled $109.2 million, resulting in a net interest margin of 3.03%. Net interest income (FTE) increased $1.2 million relative to the prior quarter, as a $327 thousand reduction in interest income was more than offset by a $1.5 million reduction in interest expense. Source: Company reports (1) Totals may not foot due to rounding (2) Loan Yield and NIM exclude acquired loans and PPP

Income Statement Highlights – Noninterest Income Source: Company reports Noninterest income totaled $73.7 million, up 6.0% linked-quarter and up 52.5% year-over-year. Service charges on deposit accounts increased $1.2 million from the prior quarter. Bank card and other fees increased $1.1 million, reflecting higher customer derivative revenue and interchange income. Insurance revenue totaled $11.6 million in the third quarter, a seasonal decline of 2.6% from the prior quarter. Wealth management revenue totaled $7.7 million in the third quarter, in line with the second quarter as increases in brokerage and investment services were offset by a decline in trust management fees. Noninterest Income = 41.0% of Quarterly Revenue Noninterest Income ($ in millions) Change Q3-20 LQ Y-o-Y Service Charge on Deposit Accounts $ 7.6 $ 1.2 $ (3.5) Bank Card and Other Fees 8.8 1.1 0.5 Mortgage Banking, net 36.4 2.7 28.3 Insurance Commissions 11.6 (0.3) 0.5 Wealth Management 7.7 0.1 0.0 Other, net 1.6 (0.6) (0.4) Total Noninterest Income $ 73.7 $ 4.2 $ 25.4

Income Statement Highlights – Mortgage Banking Source: Company reports Mortgage loan production in the third quarter totaled $885.8 million, an increase of 3.8% from the prior quarter and a 56.5% increase year-over-year Retail production represented 70.2% of volume, or $621.7 million, in the third quarter Gain on sales of loans, net totaled $34.5 million in the third quarter, up $394 thousand from the prior quarter Mortgage banking income, net totaled $36.4 million, up $2.7 million, or 8.0%, from the prior quarter Mortgage Banking Income ($ in millions) Change Q3-20 LQ Y-o-Y Mortgage servicing income, net $ 5.7 $ (0.2) $ 0.1 Change in fair value – MSR from runoff (4.6) (0.4) (1.0) Gain on sales of loans, net 34.5 0.4 24.7 Mortgage banking income, excl. hedge $ 35.6 $ (0.1) $ 23.7 Net hedge ineffectiveness 0.8 2.8 4.5 Mortgage Banking Income, net $ 36.4 $ 2.7 $ 28.3

Income Statement Highlights – Noninterest Expense Source: Company reports (1) Totals may not foot due to rounding (2) For Non-GAAP measures, please refer to the Earnings Release dated October 27, 2020 and the Consolidated Financial Information, Footnote 9 – Non-GAAP Financial Measures Adjusted Noninterest Expense(2) – totaled $114.6 million in the third quarter, up $3.6 million from the prior quarter Salaries and benefits increased $1.2 million linked-quarter, reflecting increases in salaries, commissions, and performance-based incentives Services and fees increased $425 thousand from the prior quarter due to continued investment in technology Net occupancy – premises experienced a normal seasonal increase Other adjusted noninterest expenses increased $1.5 million primarily due to loan expense related to loan volumes and a non-cash charge for the realignment of branch offices Other Noninterest Expense – declined $8.3 million from the prior quarter Credit loss expense related to off-balance sheet credit exposures declined $9.2 million from the prior quarter, reflecting improvement in the macroeconomic factors used to determine the necessary reserves for off-balance sheet exposures Other real estate expense, net increased $932 thousand due to write-downs Noninterest Expense ($ in millions)1 Change Q3-20 % of Total LQ Y-o-Y Salaries & Benefits $ 67.3 59% $ 1.2 $ 4.8 Service & Fees 21.0 18% 0.4 2.2 Net Occupancy – premises 7.0 6% 0.4 0.2 Equipment Expense 5.8 5% 0.2 (0.1) FDIC Assessment Expense 1.4 1% 0.2 0.0 Other Expense 12.1 11% 1.5 2.3 Adjusted Noninterest Expense(2) $ 114.6 101% $ 3.6 $ 9.3 Other Noninterest Expense (0.7) -1% (8.3) (2.2) Total Noninterest Expense $114.0 100% $ (4.7) $ 7.1

Capital Management Solid capital position reflects consistent profitability of diversified financial services businesses Capital position remained strong in the second quarter with a CET1 ratio of 11.36% and a total risk-based capital ratio of 12.88% at September 30, 2020 Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per share payable December 15, 2020, to shareholders of record on December 1, 2020 Source: Company reports (1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

Trustmark Announces Succession Plans The Boards of Directors of Trustmark Corporation and Trustmark National Bank have overseen a thoughtful and deliberate succession planning process to ensure a seamless transition of executive leadership. On October 27, 2020, the Boards announced that: Effective January 1, 2021 Gerard R. Host will become Executive Chairman of Trustmark Corporation and Trustmark National Bank   Duane A. Dewey, President and Chief Operating Officer of Trustmark National Bank, will succeed Mr. Host as President and CEO of Trustmark Corporation and CEO of Trustmark National Bank   Granville Tate, Jr., who serves as Executive Vice President, Chief Risk Officer and General Counsel of Trustmark National Bank, will assume additional responsibilities as the bank’s Chief Administrative Officer effective January 1, 2021. He remains Secretary of the Boards of Directors of Trustmark Corporation and Trustmark National Bank Effective March 1, 2021 Louis E. Greer, Treasurer and Principal Financial Officer of Trustmark Corporation and Chief Financial Officer of Trustmark National Bank, announced that he will retire effective March 1, 2021, following a 33-year career with the organization, including 13 years as CFO   Thomas C. Owens, who has served as Executive Vice President and Bank Treasurer of Trustmark National Bank since 2013, will succeed Mr. Greer as Treasurer and Principal Financial Officer of Trustmark Corporation and Chief Financial Officer of Trustmark National Bank   George T. (“Tom”) Chambers, Jr., who has served as Controller of Trustmark National Bank since 2007, will become Principal Accounting Officer of Trustmark Corporation and Executive Vice President and Chief Accounting Officer of Trustmark National Bank   Maria L. Sugay, who serves as Executive Vice President and Co-Treasurer of Trustmark National Bank, will succeed Mr. Owens as Bank Treasurer; Ms. Sugay, with extensive experience in asset liability and treasury management at larger financial institutions, joined Trustmark in June 2020.

Trustmark Corporation Diversified financial services company headquartered in Jackson, MS, offering banking, wealth management, and risk management solutions in 187 locations throughout the Southeast U.S. Our vision is to be a premier financial services provider in our marketplace. Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals. Who We Are Strategic Priorities to Enhance Shareholder Value Organic growth across banking, mortgage, insurance and wealth management businesses Expansion into growth markets across the Southeast via mergers and acquisitions Enhance the customer’s experience Continuously improve productivity and efficiency Maintain disciplined underwriting and pricing Enhance understanding and management of risk across the enterprise Ensure regulatory compliance Profitable Revenue Generation Leverage Technology Investments Credit Quality Effective Risk Management and Compliance Our Footprint